UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 2, 2005

                          BONGIOVI ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                  000-23365                   33-0840184
(State or Other Jurisdiction     (Commission File            (I.R.S. Employer
       of Incorporation)              Number)             Identification Number)

         6000 Fairview Road, 12th Floor, Charlotte, North Carolina 28210
              (Address of principal executive offices) (zip code)

                                 (704) 552-3590
              (Registrant's telephone number, including area code)

                                   Copies to:
                              Thomas A. Rose, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

               39 Hansen Farm Road, North Haven, Connecticut 06473 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

      On August 2, 2005, as a result of the acquisition of Refuel America, Inc., we dismissed Stark Winter Schenkein & Co., LLP as our principal independent accountant. From the date of Stark Winter Schenkein & Co., LLP 's appointment through the date of their dismissal on August 2, 2005, there were no disagreements between our company and Stark Winter Schenkein & Co., LLP on any matter listed under Item 304 Section (a)(1)(iv) A to E of Regulation S-B, including accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Stark Winter Schenkein & Co., LLP would have caused them to make reference to the matter in its reports on our financial statements.

      We provided Stark Winter Schenkein & Co., LLP with a copy of this Current Report on Form 8-K on August 8, 2005, prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Stark Winter Schenkein & Co., LLP, will be filed by amendement.


Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of business acquired.

      Not applicable.

(b)   Pro forma financial information.

      Not applicable.

(c)   Exhibits

Exhibit
Number                             Description
--------------------------------------------------------------------------------
16.1   Letter from Stark Winter Schenkein & Co., LLP (to be filed by amendement)

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BONGIOVI ENTERTAINMENT, INC.


Dated: August 8, 2005                   By:  /s/ John King
                                             -----------------------------------
                                        Name:    John King
                                        Title:   Chief Executive Officer